UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05308

Perritt MicroCap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gerald W. Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2008

Date of reporting period:  October 31, 2008

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund Emerging Opportunities Fund

Annual Reports
October 31, 2008

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) that is below $750 million. The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management and possess modest price-to-sales ratios and price-to-earnings ratios that are below the company’s long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) that is below $350 million. The Fund seeks to invest in microcap companies that have a high percentage of shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and earnings, and/or possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

Table of	Perritt Capital Management, Inc.
Contents	From the desk of Dr. G.W. Perritt, President	2
Annual Reports	Perritt MicroCap Opportunities Fund
October 31, 2008	From the desk of Michael Corbett, President	4
	Allocation of Portfolio Investments	6
	Performance	7
	Schedule of Investments	8
	Statement of Operations	11
	Financial Highlights	11
	Statements of Changes in Net Assets	12
	Statement of Assets and Liabilities	12
	Notes to Financial Statements	13
	Report of Independent Registered Public Accounting Firm	15
	Expense Example	16

	Perritt Emerging Opportunities Fund
	From the desk of Michael Corbett, President	17
	Allocation of Portfolio Investments	19
	Performance	20
	Schedule of Investments	21
	Statement of Operations	24
	Financial Highlights	25
	Statements of Changes in Net Assets	26
	Statement of Assets and Liabilities	26
	Notes to Financial Statements	27
	Report of Independent Registered Public Accounting Firm	29
	Expense Example	30

	Perritt Funds
	Directors and Officers	31
	Information	32

Great Depression II? By Dr. G.W. Perritt

In early December, the National Bureau of Economic Research declared that the U.S. economy had been in a recession since December 2007.  Furthermore, most econ omists believe that the current recession will continue through the first six months of 2009.  If so, that would make this recession the longest since the Great Depression.  In fact, a number of financial pundits have begun to use the “D” word to describe an unfolding economic scenario.

To be sure, the U.S. economy is in its worst shape since World War II.  Consumer confidence and spending have plummeted, annual automobile sales are about 40 percent below their long-term average, the nation’s unemployment rate is on the rise, bank lending is in a deep freeze, bank failures are rising, commodity prices are tumbling, and home prices, on average, are 30 percent below their peak reached in late 2006.  However, it is quite presumptive to dub this recession the Great Depression II.

Most of us were not alive or at least old enough to remember the misery heaped on the World in the 1930s. As the events of the 1920s and 1930s slip from memory, facts become replaced by myths.  Blame for the economic debacle has been attributed to the 1929 stock market crash, enactment of the Smoot-Hawley Tariff Act, massive government intervention, and abandonment of the gold standard.  The truth is that none of these events “caused” the Great Depression.  It was a confluence of events during the decade of the 1920s that eventually resulted in an economic downdraft.  In addition, a number of federal government missteps both deepened and prolonged what might have been a much shorter economic decline.  The following time-line contains, what I believe, are the significant events leading up to and continuing through the economic meltdown of the 1930s.

1920
●	Federal government spending grows three times larger than tax collections during World War I. The government cuts spending in 1920 to balance the budget and a severe recession results.

●	The value of farm land falls by nearly 40 percent between 1920 and 1929.

●	Nearly 1,200 mergers occur during the decade. By 1929, nearly 6,000 companies disappear via merger and only 200 corporations control over half of all American industry.

●	By 1929, the richest 1 percent own 40 percent of the nation’s wealth. The bottom 93 percent experience a 4 percent drop in disposable income between 1923 and 1929.

●	Individual productivity rises 43 percent during the decade.

●	President Warren Harding dies in office in 1923, ending the most corrupt administration in American history.

●	The stock market embarks on a spectacular bull run in 1924. Between May 1928 and September 1929, stock prices rise by 40 percent and average daily trading doubles to 5 million shares per day.

1929
●	More than half of all Americans are living below a minimum subsistence level.

●	Annual per capita income is $750.

●	The backlog of business inventories grows three times larger than the year before.

●	Automobile sales decline by a third in nine months before the stock market crash.

●	Construction spending is down more than $2 billion since 1926.
●
An economic recession begins in August, two months before the stock market crash.  During this two month period, production declines at an annual rate of 20 percent, wholesale prices decline by 7.5 percent, and personal income shrinks 5 percent.

●	The stock market meltdown begins on October 24 and the 29th is dubbed “Black Tuesday.” Losses for the month total $16 billion, an astronomical sum in those days.

1930
●
By February, the Federal Reserve has cut the prime interest rate from 6 to 4 percent and expands the money supply.  However, during the next 18 months, the Fed will add very little money to the shrinking economy.

●	The Smoot-Hawley Tariff passes on June 17. With imports forming only 6 percent of the GNP, the 40 percent tariffs work out to an economy-wide effective tax increase of only 2.4 percent.

●	The first bank panic occurs later in the year. A public run on banks results in a wave of bankruptcies. Bank failures and deposit losses are responsible for the contracting money supply.

●	The GNP falls 9.4 percent from a year earlier and the unemployment rate climbs from 3.2 to 8.7 percent.

1931
●	A second banking panic occurs in the spring.

●	The GNP falls another 8.5 percent and the unemployment rate soars to 15.9 percent.

1932
●	For 1932, GNP falls a record 13.4 percent and the unemployment rate balloons to 23.6 percent.

●	Industrial stocks have now lost nearly 80 percent of their value since 1930.

●	Nearly 10,000 banks have failed since 1929, representing 40 percent of the 1929 total.

●	The nation’s money supply has contracted 31 percent since 1929, GNP also declines 31 percent, and more than 13 million Americans have lost their jobs since 1929.

●	Capital investment has tumbled from $16.2 billion to a paltry $330 million since 1929.

●	Farm prices have fallen 53 percent since 1929.

●	International trade has fallen by two thirds since 1929.

●	The Fed makes its first major expansion of the money supply since February 1930.

●	The top tax rate is raised from 25 to 63 percent.

1933
●	Roosevelt is inaugurated.

●	A third banking panic occurs in March. Roosevelt declares a Bank Holiday and closes financial institutions to stop a run on banks.

●
Congress authorizes creation of the Agricultural Adjustment Administration, the Civilian Conservation Corps, the Farm Credit Administration, the Federal Deposit Insurance Corporation, the Federal Emergency Relief Administration, the National Recovery Administration, the Public Works Administration, and the Tennessee Valley Authority.

●	U.S. goes off the gold standard.

●	Roosevelt leads a redistribution of wealth from the rich to the poor, but is obsessed with a balanced budget. He later rejects Keynes’ advice to begin heavy deficit spending.

●	The free-fall of the GNP is significantly slowed; it dips only 2.1 percent this year and the unemployment rate rises slightly to 24.9 percent.

1934
●	Congress authorizes the creation of the Securities and Exchange Commission and passes the Securities and Exchange Act.

●	The economy turns around and a long road to recovery begins. GNP rises 7.7 percent and the unemployment rate falls to 21.7 percent.

1935
●	Congress passes the Banking Act of 1935, the Emergency Relief Appropriation Act, the National Labor Relations Act, and the Social Security Act.

●	Economic recovery continues. GNP grows another 8.1 percent and the unemployment rate falls to 20.1 percent.

1936
●	The top tax rate is raised to 79 percent.

●	Economic recovery continues. GNP grows a record 14.1 percent and the unemployment rate falls to 16.9 percent.

1937
●
Economists attribute economic growth to heavy government spending.  Roosevelt, however, fears an unbalanced budget and cuts spending for 1937.  That summer, the nation plunges into another recession. Despite this, the yearly GNP rises 5.0 percent and the unemployment rate falls to 14.3 percent.

1938
●	The year-long recession is accompanied by a 4.5 percent decline in GNP and an increase in the unemployment rate to 19.0 percent.

1939
●	GNP rises 7.9 percent and the unemployment rate falls to 17.2 percent.

●	World War II starts with Hitler’s invasion of Poland.

There are similarities between the Great Depression and today’s economic and financial meltdown.  However, there are also marked differences.  Could the current economic recession become the Great Depression II?  While anything’s possible, I believe the probability of a repeat of the 1930s is infinitesimal.  The Administration, Congress, and the Fed are taking actions that are in a 180 degree direction of those taken in the Depression’s early years. Furthermore, domestic efforts are being accompanied by global fiscal and monetary coordination that was nonexistent in the 1920s and 1930s.

I may be an optimist, but I am not a Pollyanna.  I recognize that the U.S. economy is in big trouble.  GDP will most likely plummet in the fourth quarter of 2008, and growth will likely be etched in red ink during the first six months of 2009.  However, recent actions taken by both the Fed and the treasury have flooded the market with liquid assets and continued deficit spending should further prime the economic pump.  As a result, look for an upturn in the economy by mid-2009.  And like other economic slumps, look for the stock market to turn higher before this recession ends.

Gerald W. Perritt
President Perritt Capital Management, Inc.

Past performance is not a guarantee of future results.
Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Perritt Capital Management, Inc.	3

President’s Message

A long with all the equity markets, the Perritt MicroCap Opportunities Fund experienced its worst 12-month performance period since inception. As significant investors in the Fund, we share the disappointment in our recent performance. The Fund’s complete performance history can be found on page 7.

The market averages seem to be still firmly in the clutches of a bear market. However, it also seems some of the fear that gripped the markets during September and October has moderated as the Federal Reserve and the Treasury have taken actions to restore the flow of credit. While the timing of when the credit markets will improve is unclear, we remain confident that the flow of credit will ultimately improve. As a result, confidence in equity markets should also improve in time. Throughout all of these fears and market turmoil, we continue to hold an unshakeable belief in long term investing and the value of active management within the microcap marketplace. We thought it would be helpful to shareholders to examine the characteristics of the Fund, and provide some details about a few of the holdings.

Michael Corbett
President
Perritt MicroCap
Opportunities Fund

The table below details the valuations of the MicroCap Opportunities Fund as of mid-November 2008.  In the 20 years that the Fund has been in operation, the current valuations are the lowest by every measure.  Most interesting, is that more than half of the stocks in the portfolio trade below book value.

Portfolio Characteristics
Median Market Cap	$113 Million
Price-to-sales	0.5
Price-to-Tangible Book	0.8
Price-Earnings (2008)	9.0
Price-to-cash flow	3.2

Cal-Maine engages in the production, grading, packaging, marketing, and distribution of shell eggs. The company also produces and markets value-added specialty shell eggs, which include reduced cholesterol, cage free, and organic eggs under the Egg-Land's Best and Farmhouse brand names. Counter intuitively, high feed and grain prices over the past few years have been a positive development for the company.  Current market conditions are quite favorable with the supply of eggs still tight.  Cal-Maine, the largest egg producer in the country, is well positioned to take advantage of current market conditions.  The company has successfully translated earnings growth into substantial cash flows, generating $150 million in cash flow over the past year.  The company recently started paying a variable dividend; the payout is 1/3 of net income.

Cal-Maine Foods (CALM)
Median Market Cap	$550 Million
Price-to-Sales	0.6
Price-to-Tangible Book	2.1
Price-to-Earnings (2008)	3.8
Price-to-Cash Flow	3.4

Comfort Systems provides installation, maintenance, repair, and replacement services for heating, ventilation, and air conditioning (HVAC) systems.  It also provides specialized applications, such as building automation control systems, fire protection, process cooling, electronic monitoring, and process piping.  The company is benefiting from a strong maintenance and replacement cycle related to the commercial building boom of the late 1970s and early 1980s.  This growth in maintenance and replacement revenue is offsetting the decline in multi-unit residential revenues.  The company has revenues in excess of $1.3 billion, a solid balance sheet with net cash on hand of $100 million, and generating in excess of $100 million in cash flow in the past year.  The company should earn over $1 per share next year, which values the company (netof cash) at a P/E under 6 and cash flow multiple of less than 3. The company also pays a dividend; the stock is yielding 2.4 percent.

Comfort Systems USA (FIX)
Market Cap	$300 Million
Price-to-Sales	0.2
Price-to-Tangible Book	1.0
Price-to-Earnings	5.9
Price-to-Cash Flow	3.4

Flexsteel Industries manufactures imports and markets commercial upholstered and wooden furniture products. The company’s products are used in home, office, health-care, hotel and recreational vehicle applications.  We believe that the current valuations on the company’s stock make it an extremely attractive long term investment.  With a market cap of $44 million and revenue of $400 million, its stock trades at a little more than 0.1 times sales.  The company also has a net tangible book value of $110 million, giving the firm a price to tangible book of 0.4.  The firm’s liquidation value(defined as current assets less total outstanding liabilities) is $71 million versus a market cap of $44 million.

Flexsteel Industries (FLXS)
Market Cap	$44 Million
Price-to-Sales	0.1
Price-to-Tangible Book	0.4
Price-to-Earnings	19.0
Price-to-Cash Flow	5.1

Home Diagnostics, Inc. develops, manufactures, and markets blood glucose monitoring systems and disposable supplies for people with diabetes.  The company has no debt and $34 million in cash.  Home Diagnostics has a unique co-branding strategy with leading retailers such as Walgreens and CVS, which has allowed it to carve out a niche in the marketplace.  Diabetes is a large health epidemic with nearly 18 million diagnosed cases in the US alone in 2007.

Diabetes is increasing at a mid single-digit percentage rate due to aging population, higher life expectances, and poor eating habits.

Home Diagnostics (HDIX)
Market Cap	$88 Million
Price-to-Sales	0.7
Price-to-Tangible Book	1.2
Price-to-Earnings	11.9
Price-to-Cash Flow	7.4

Northwest Pipe is a leader in the manufacturing of high-pressure steel pipe used in water infrastructure applications including wastewater, hydro-electric power and drinking water systems.  The company currently has $235 million in backlog, and earnings have grown in excess of 30 percent annually during the past five years.  The growth driver for the company is the need to update water infrastructure in this country.  Many of the nation’s current water pipes are made of cast-iron and were installed over a century ago. A ruptured water pipe costs far more to replace than a scheduled pipe replacement.

Northwest Pipe Co. (NWPX)
Market Cap	$235 Million
Price-to-Sales	0.6
Price-to-Tangible Book	0.9
Price-to-Earnings	8.1
Price-to-Cash Flow	4.6

The EPA estimates fixing the nation’s water infrastructure will cost $277 billion.  President-elect Barack Obama has publicly stated he will invest in our nation’s most pressing short and long-term infrastructure needs, including modernizing our water infrastructure.

Omega Protein Corp processes, markets and distributes fish protein and fish oil products to various markets around the world.  The fish protein products are sold to manufacturers of livestock feed and pet food.  The fish oil products are sold to manufacturers of agriculture and aquaculture feeds as well as industrial applications, food additives and dietary supplements.  We believe that this company has significant growth potential as the benefits of a diet rich in fish and fish oil become increasingly known to the various markets Omega serves.  Revenues have consistently grown in excess of 20 percent annually, yet the company’s stock trades at a single digit price-earnings ratio.  The company’s stock also trades below its tangible book value. Valuations like these for a company with the earnings power of Omega may represent a unique buying opportunity and very enticing upside potential to the long term investor.

Omega Protein (OME)
Market Cap	$65 Million
Price-to-Sales	0.4
Price-to-Tangible Book	0.5
Price-to-Earnings	4.0
Price-to-Cash Flow	2.4

Rudolph Technologies engages in the design and sale of process control metrology, defect inspection, and data analysis systems used by semiconductor device manufacturers worldwide.  Rudolph’s products have applications in the areas of diffusion, etch, lithography, and macro-defect detection and classification.  These tools are found in both front-end wafer manufacturing and final manufacturing fabs.  In expectation of a slowdown in end user demand for electronic products, many customers of RTEC have either cut or delayed their capital spending plans. We believe that the company has value that trumps a one- or two-year impairment in earnings.  That value is tangible and it lies in the company’s balance sheet.  The company has a net liquid asset liquidation value of $150 million (including $70 million in cash) versus a market cap of $75 million. Purchasing RTEC at these prices gives investors a chance to buy tangible liquid assets net of all liabilities at a 50 percent discount.

The companies mentioned in this report are just a small sample of investments we currently own in the Fund. There are currently 135 names in the portfolio, all of which we believe hold promise in the future. Given the attractive valuations within the portfolio today, the Fund is fully invested, which is well-below the nearly 14 percent cash level last year.

Rudolph Technologies (RTEC)
Market Cap	$75 Million
Price-to-Sales	0.5
Price-to-Tangible Book	0.4
Price-to-Earnings	NM
Price-to-Cash Flow	3.1

During the past fiscal year, the expense ratio rose from 1.27 percent to 1.37 percent.  This increase was entirely attributable to the lower level of assets under management.  Given the lower level of assets, the Fund’s expense ratio could be expected to rise again in the current fiscal year.  As a result, the Board of Directors and the officers of the Fund are exploring several options to reduce the Fund’s operating expenses.

Perritt MicroCap Opportunities Fund	5

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. I have now worked for the Fund in several different capacities for nearly 20 years and 9 years as the Fund’s President and Portfolio Manager.  I continue to be as excited about the future for the Fund as I was nearly 20 years ago.  In fact, I have significantly increased my own investment in the MicroCap Opportunities Fund during the past several months.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at  www.perrittmutualfunds.com. Please refer to the prospectus for information about the Fund’s investment objective and strategies.

Price-to-Sales: Current market cap divided by total revenues.

Price-to-Tangible Value: Current market cap divided by book value after excluding goodwill.

Price-to-Earnings: Current share price divided by trailing 12-month earnings.

Cash Flow: Net income plus depreciation, amortization, and other non-cash expenses.

Price-to-Cash Flow: Current market cap divided by trailing 12-month cash flow.

NM: Not meaningful.

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments on Page 8 for complete fund holdings. Current and future holdings are subject to risk.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
De Paul University
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Dr. Gerald W.
Perritt.

Allocation of Portfolio Investments	October 31, 2008

Performance*	October 31, 2008

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. Equity Market Capitalization. The MSCI® U.S. MicroCap Index had an inception date of June 2, 2003. CPI is the rate of inflation as measured by the government’s consumer price index.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended October 31, 2008
	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years
Perritt MicroCap Opportunities Fund	-45.32%	0.36%	134.99%	257.96%
Russell 2000® Index	-34.16%	8.09%	61.34%	152.96%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	-41.76%	-11.87%	NA	NA
(reflects no deduction for fees and expenses)
CPI	3.66%	17.07%	32.06%	48.64%

Average Annual Total Returns**
Periods ended October 31, 2008
	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years
Perritt MicroCap Opportunities Fund	-45.32%	0.07%	8.91%	8.87%
Russell 2000® Index	-34.16%	1.57%	4.90%	6.38%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	-41.76%	-2.50%	NA	NA
(reflects no deduction for fees and expenses)
CPI	3.66%	3.20%	2.82%	2.68%

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Schedule of Investments	October 31, 2008

		Fair
Shares	COMMON STOCKS (U.S.) – 98.82%	Value
Air Freight & Logistics - 0.23%
72,186	Park-Ohio Holdings Corp. (a)	$547,892
Auto Parts and Equipment - 2.89%
250,000	Midas, Inc. (a)	3,257,500
97,000	Monro Muffler Brake, Inc.	2,088,410
450,550	Sorl Auto Parts, Inc. (a)	1,207,474
50,000	Standard Motor Products, Inc	210,500
		6,763,884
Building Materials - 1.86%
370,000	Comfort Systems USA, Inc	3,452,100
127,599	MFRI, Inc. (a)	902,125
		4,354,225
Business Services - 5.56%
290,619	Barrett Business Services, Inc.	3,196,809
99,000	Exponent, Inc. (a)	2,913,570
370,000	GP Strategies Corporation (a)	2,227,400
318,735	RCM Technologies, Inc. (a)	363,358
229,700	Rentrak Corporation (a)	2,607,095
287,100	Tier Technologies, Inc. (a)	1,725,471
		13,033,703
Chemicals & Related Products - 2.03%
308,000	Aceto Corporation	2,571,800
131,422	KMG Chemicals, Inc.	532,259
128,450	Penford Corporation	1,653,152
		4,757,211
Commercial Services & Supplies - 0.73%
324,000	ICT Group, Inc. (a)	1,707,480
Computers & Electronics - 3.07%
117,000	Astro-Med, Inc.	826,020
370,000	GSI Group, Inc. (a)	714,100
805,000	InFocus Corporation (a)	716,450
315,000	PC-Tel, Inc. (a)	1,849,050
209,350	Rimage Corporation (a)	3,085,819
		7,191,439
Construction & Engineering - 1.13%
95,400	Meadow Valley Corp. (a)	666,846
150,000	Sterling Construction Company (a).	1,981,500
		2,648,346
Consumer Products - Distributing - 0.56%
1,346,000	China 3c Group (a)	1,319,080

Consumer Products - Manufacturing - 9.38%
244,900	Flexsteel Industries, Inc.	1,991,037
290,986	Furniture Brands International, Inc.	1,655,710
677,000	Hartmarx Corporation (a)	399,430
60,150	Hooker Furniture Corporation	547,967
381,458	Kimball International, Inc.- Class B	2,841,862
270,000	Lifetime Brands, Inc.	1,323,000
119,000	Matrixx Initiatives, Inc. (a)	1,950,410
65,000	Measurement Specialties, Inc. (a)	694,200
50,000	The Middleby Corporation (a)	2,019,500
189,900	Noble International, Ltd.	303,840
150,000	Perry Ellis International, Inc. (a)	1,468,500
101,000	Steinway Musical Instruments, Inc.	2,248,260
125,700	Tandy Brands Accessories, Inc.	302,937
200,000	Universal Electronics, Inc. (a)	4,226,000
		21,972,653
Consumer Services - 0.40%
180,000	Stewart Enterprises, Inc. - Class A	930,600
Electronic Equipment & Instruments - 1.81%
225,000	Methode Electronics, Inc	1,707,750
103,000	NAM TAI Electronics, Inc	782,800
205,000	Zygo Corp. (a)	1,760,950
		4,251,500
Energy & Related Services - 1.77%
133,400	Michael Baker Corporation (a)	3,178,922
435,452	TGC Industries, Inc. (a)	979,767
		4,158,689
Energy Equipment & Services - 0.52%
100,000	Matrix Service Co. (a)	1,225,000
Environmental Services - 1.20%
1,405,808	Perma-Fix Environmental Services (a)	1,897,841
239,000	Versar, Inc. (a)	908,200
		2,806,041
Financial Services - 2.76%
234,523	Nicholas Financial, Inc. (a)	727,021
500,400	Sanders Morris Harris Group, Inc.	3,702,960
260,000	TradeStation Group, Inc. (a)	2,035,800
		6,465,781
Food Products - 2.82%
100,000	Cal-Maine Foods, Inc.	2,939,000
202,761	John B. Sanfilippo & Sons, Inc. (a)	1,461,907
300,000	Omega Protein Corp. (a)	2,214,000
		6,614,907

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2008

Health Care Providers & Services - 1.59%
919,589	Health Grades, Inc. (a)	1,977,116
200,400	Virtual Radiologic Corporation (a)	1,743,480
		3,720,596
Insurance - 0.25%
366,800	CRM Holdings Ltd. (a)	586,880
Leisure - 0.23%
444,223	Century Casinos, Inc. (a)	533,068

Medical Supplies & Services - 6.76%
226,500	Allied Healthcare Products, Inc. (a)	968,288
526,700	BioScrip, Inc. (a)	1,580,100
410,000	Candela Corp. (a)	274,700
113,900	Cutera, Inc. (a)	969,289
450,000	Five Star Quality Care, Inc. (a)	882,000
987,792	Healthtronics, Inc. (a)	1,916,316
400,000	Home Diagnostics, Inc. (a)	3,484,000
2,064,000	Hooper Holmes, Inc. (a)	1,341,600
109,000	National Dentex Corporation (a)	576,610
138,600	Psychemedics Corporation	1,416,492
400,000	VIVUS, Inc. (a)	2,436,000
		15,845,395
Military Equipment - 0.49%
407,517	Force Protection, Inc. (a)	1,136,972
Minerals & Resources - 2.68%
280,257	Allied Nevada Gold Corp. (a)	966,887
175,000	AM Castle & Co.	2,129,750
194,000	Fronteer Development Group, Inc. (a)	397,700
400,000	NovaGold Resources, Inc. (a)	1,140,000
635,200	Polymet Mining Corp. (a)	781,296
90,000	Seabridge Gold, Inc. (a)	876,600
		6,292,233
Oil & Gas - 13.01%
270,000	Allis-Chalmers Energy, Inc. (a)	1,825,200
175,200	Brigham Exploration Company (a)	1,373,568
88,200	Callon Petroleum Co. (a)	910,224
470,000	CE Franklin Ltd. (a)	2,345,300
642,000	Edge Petroleum Corp. (a)	378,780
925,000	Gasco Energy, Inc. (a)	740,000
60,000	GulfMark Offshore, Inc. (a)	2,220,000
225,000	Gulfport Energy Corp. (a)	1,586,250
1,250,000	Meridian Resource Corp. (a)	1,475,000
265,589	Mitcham Industries, Inc. (a)	1,450,116
101,500	NATCO Group, Inc. - Class A (a)	2,145,710
700,000	Newpark Resources, Inc. (a)	4,025,000
1,483,851	Star Gas Partners LP (a)	3,294,149
22,267	Tengasco, Inc. (a)	16,923
395,200	TransGlobe Energy Corporation (a)	897,104
238,500	TXCO Resources, Inc. (a)	1,249,740
200,952	Union Drilling, Inc. (a)	1,101,217
650,000	VAALCO Energy, Inc. (a)	3,445,000
		30,479,281

Real Estate - 1.25%
278,609	Monmouth Real Estate
	Investment Corporation - Class A	2,033,846
31,000	Tejon Ranch Co. (a)	900,860
		2,934,706
Retail - 4.01%
192,603	Haverty Furniture Companies, Inc.	1,895,213
383,112	PC Mall, Inc. (a)	1,716,342
118,195	Rush Enterprises, Inc. - Class A (a)	1,107,487
117,477	Rush Enterprises, Inc. - Class B (a)	1,253,480
426,600	Sport Supply Group, Inc.	3,425,598
		9,398,120
Semiconductor Related Products - 3.69%
300,000	Actel Corporation (a)	3,627,000
400,000	Anadigics, Inc. (a)	704,000
241,213	CyberOptics Corporation (a)	1,866,989
725,029	FSI International, Inc. (a)	355,264
210,660	Rudolph Technologies, Inc. (a)	705,711
158,500	Techwell, Inc. (a)	1,388,460
		8,647,424
Software - 3.82%
467,600	American Software, Inc. - Class A	2,127,580
440,800	iPass, Inc. (a)	837,520
350,000	Smith Micro Software, Inc. (a)	2,187,500
273,100	Ulticom, Inc. (a)	1,563,497
275,000	Vignette Corp. (a)	2,233,000
		8,949,097
Specialty Manufacturing - 10.16%
190,000	Aaon, Inc.	3,133,100
136,000	AEP Industries, Inc. (a)	2,661,520
350,000	Apogee Enterprises, Inc.	3,451,000
150,000	Columbus McKinnon Corp., NY (a)	2,106,000
750,000	Flanders Corporation (a)	4,650,000
345,000	IMAX Corporation (a)	1,083,300
469,734	North American Galvanizing
	& Coatings, Inc. (a)	1,723,924
50,000	Northwest Pipe Company (a)	1,436,500
60,000	OYO Geospace Corp. (a)	1,720,200
403,750	Spartan Motors, Inc.	1,853,212
		23,818,756
Telecommunications - 8.75%
200,000	Cogo Group, Inc. (a)	1,088,000
200,000	Digi International, Inc. (a)	2,048,000
334,200	Globecomm Systems, Inc. (a)	2,633,496
450,000	Harmonic, Inc. (a)	3,199,500
1,400,000	The Management Network Group, Inc. (a).	1,190,000
250,000	Oplink Communications, Inc. (a)	2,030,000
350,000	RADVision Ltd. (a)	1,942,500
295,000	Seachange International, Inc. (a)	2,253,800
600,000	TeleCommunication
	Systems, Inc. - Class A (a)	4,128,000
		20,513,296

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund	9

Schedule of Investments Continued	October 31, 2008

Transportation - 3.41%
1,520,438	Grupo TMM S.A. ADR (a)	1,246,759
250,000	Star Bulk Carriers Corp.	902,500
315,000	StealthGas, Inc.	2,173,500
164,700	USA Truck, Inc. (a)	2,432,619
139,070	Vitran Corporation, Inc. (a)	1,236,332
		7,991,710

	TOTAL COMMON STOCKS
	(Cost $356,114,457)	$231,595,965

		Fair
Contracts	WARRANTS (U.S.)- 0.00%	Value
598	Lantronix Warrants
	Expiration: February 9, 2011,
	Exercise Price: $4.68	$0
	TOTAL WARRANTS
	(Cost $0)	$0

	TOTAL INVESTMENTS
	(Cost $356,114,457) - 98.82%	$231,595,965

Percentages are stated as a percent of net assets
ADR American Depository Receipt.
(a) Non income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Year Ended October 31, 2008
Investment Income:
Dividend income	$2,815,979
Interest income	540,652
Total investment income	3,356,631
Expenses:
Investment advisory fee	4,137,698
Shareholder servicing	878,486
Printing & mailing fees	152,592
Administration fee	124,287
Fund accounting expenses	72,113
Custodian fees	54,905
Directors’ fees & expenses	52,901
Audit fees	52,750
Federal & state registration fees	50,269
Legal fees	49,146
Payroll expense **	28,017
Other expense	7,681
Total expenses	5,660,845
Net investment loss	(2,304,214)
Realized and Unrealized Loss on Investments:
Realized loss on investments	(14,632,059)
Change in unrealized appreciation (depreciation) on investments	(210,074,006)
Net realized and unrealized loss on investments	(224,706,065)
Net Decrease in Net Assets Resulting from Operations	$(227,010,279)
** Chief Compliance Officer compensation
The accompanying notes to financial statements are an integral part of this statement.

The accompanying notes to financial statements are an integral part of this schedule.

Financial Highlights

For a Fund share outstanding throughout the period
		For the Years Ended October 31,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$34.24	$32.32	$29.75	$24.46	$22.82
Income (loss) from investment operations:
Net investment loss	(0.13)[2]	(0.10)[2]	(0.03)[2]	(0.16)[2]	(0.21)[2]
Net realized and unrealized gain (loss) on investments	(13.43)	5.06	4.05	6.04	2.65
Total from investment operations	(13.56)	4.96	4.02	5.88	2.44
Less dividends and distributions:
Distributions from net realized gains	(4.77)	(3.05)	(1.46)	(0.60)	(0.83)
Total dividend and distributions	(4.77)	(3.05)	(1.46)	(0.60)	(0.83)
Redemption fees	0.01 [2]	0.01 [2]	0.01 [2]	0.01 [2]	0.03 [2]
Net asset value, end of period	$15.92	$34.24	$32.32	$29.75	$24.46
Total return[1]	(45.32%)	16.64%	14.04%	24.41%	10.92%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$234,350	$569,856	$492,582	$424,466	$192,884
Ratio of net expenses to average net assets:	1.37%	1.27%	1.29%	1.29%	1.25%
Ratio of net investment loss to average net assets:	(0.56%)	(0.30%)	(0.11%)	(0.59%)	(0.90%)
Portfolio turnover rate	26.7%	28.5%	26.1%	24.1%	30.2%

[1] Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2] Net Investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Operations:
Net investment loss	$(2,304,214)	$(1,588,056)
Net realized gain (loss) on investments	(14,632,059)	80,544,441
Net increase (decrease) in unrealized
appreciation (depreciation) on investments	(210,074,006)	(2,875,883)
Net increase (decrease) in net assets resulting from operations	(227,010,279)	76,080,502
Dividends and Distributions to Shareholders:
Net realized gains	(78,958,825)	(46,281,668)
Total dividend and distributions	(78,958,825)	(46,281,668)
Capital Share Transactions:
Proceeds from shares issued
(5,016,908 and 5,004,928 shares, respectively)	122,051,128	162,424,908
Cost of shares redeemed
(9,546,763 and 4,941,915 shares, respectively)	(222,583,066)	(155,571,730)
Reinvestment of distributions
(2,610,420 and 1,340,203 shares, respectively)	70,742,442	40,527,738
Redemption fees	252,829	93,474
Net increase (decrease) in net assets from capital share transactions	(29,536,667)	47,474,390
Total Increase (Decrease) in Net Assets	(335,505,771)	77,273,224
Net Assets
Beginning of the Period	569,855,620	492,582,396
End of the Period (including undistributed net investment
loss of $2,304,214 and $0, respectively)	$234,349,849	$569,855,620

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

October 31, 2008
Assets:
Investments at fair value (cost $356,114,457)	$231,595,965
Dividends and interest receivable	44,228
Receivable for investments sold	6,698,876
Receivable for fund shares issued	664,796
Prepaid expenses	18,486
Total Assets	239,022,351
Liabilities:
Payable to custodian	3,935,664
Payable for fund shares purchased	258,618
Payable to Advisor	213,929
Accrued expenses and other liabilities	264,291
Total Liabilities	4,672,502
Net Assets	$234,349,849
Net Assets Consist of:
Capital stock	$379,038,719
Accumulated net investment loss	(2,304,214)
Accumulated undistributed net realized loss on investments sold	(17,866,164)
Net unrealized depreciation on investments	(124,518,492)
Total Net Assets	$234,349,849
Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	14,722,363
Net asset value per share.	$15.92

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements
October 31, 2008

The Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.
Listed securities are valued at fair value based on the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.  Securities traded over-the-counter are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value.  Securities for which market quotations are not readily available are valued at their fair value as deter mined in good faith by the Board of Directors of the Fund.  Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its investment loss for the year ended October 31, 2008 by increasing accumulated net investment income by $4,948,295 and decreasing accumulated undistributed realized gains by $4,948,295.

g.
Effective April 30, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”), a clarification of FASB Statement No. 109 Accounting for Income Taxes.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.  The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, has determined that no provision is required in the Fund’s financial statements.

2.
Investment Advisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund.  At October 31, 2008, the Fund had fees due to PCM of $213,929.  For the year ended October 31, 2008, the Fund incurred advisory fees of $4,137,698 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

PCM is required to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions and similar fees, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s common stock is qualified for sale. If the states in which the Fund’s common stock is qualified for sale impose no restrictions, PCM will waive its advisory fee to the extent that the Fund’s total operating expenses exceed 1.75% of the Fund’s average net assets. As of the date of this report, no such state law provision was applicable to the Fund. PCM may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. For the year ended October 31, 2008, no expenses were required to be reimbursed by PCM.

Perritt MicroCap Opportunities Fund	13

Any reimbursement of expenses by PCM (whether required by state law or voluntary on the part of PCM) shall be made on a monthly basis and will be paid to the Fund by a reduction in PCM’s advisory fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year if accrued expenses thereafter fall below the expense limitation.

3.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2008 were as follows:

		Purchases				Sales
U.S. Government			Other	U.S. Government			Other
$	_	$105,764,089		$	_	$ 145,111,299

At October 31, 2008, the Fund had approximately $14,632,000 (rounded to the nearest thousand) in capital loss carry forwards which will expire in eight years.

At October 31, 2008, the components of capital on a tax basis were as follows:

Cost of Investments	$356,114,457
Gross unrealized appreciation	18,952,759
Gross unrealized depreciation	(143,471,251)
Net unrealized appreciation	$(124,518,492)
Undistributed net investment loss	$(2,304,214)
Accumulated capital losses	(17,866,164)
Total accumulated losses	$(20,170,378)

The tax character of distributions paid during the years ended
October 31, 2008 and 2007 were as follows:
	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$4,948,328	$8,929,764
Long Term Capital Gain	74,010,663	37,351,899

4.	New Accounting Pronouncements

In September 2006, FASB released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a  framework for measuring fair value in generally accepted accounting principles in the United States of America, and expands disclosures about fair value measurements.  SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Management of the Fund believes the adoption of SFAS 157 will have no material impact on the Fund’s financial condition and results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161 and its impact on the Fund’s financial statement disclosure, if any, is currently being assessed.

5.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

6.	Line of Credit Arrangement

The Perritt MicroCap Opportunities Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2008, under which the Fund may borrow up to $25 million.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2007 to October 31, 2008, the Fund had average borrowings of $85,123 and the weighted average interest rate on the line of credit borrowings was 4.47%. At October 31, 2008, $3,120,000 of outstanding borrowings on the line of credit is included in payable to custodian on the Statement of Assets and Liabilities.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of Perritt MicroCap Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Perritt MicroCap Opportunities Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights of the Fund for each of the three years in the period ended October 31, 2006, were audited by other auditors whose report, dated December 5, 2006, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 2008, the results of its operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

McGladrey & Pullen, LLP
Chicago, Illinois
December 17, 2008

Perritt MicroCap Opportunities Fund	15

Expense Example

October 31, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/08	10/31/08	5/1/08 – 10/31/08[1]
Actual	$1,000.00	$667.20	$5.95
Hypothetical (5% return before expenses)	1,000.00	1,018.00	7.20

1  Expenses are equal to the Fund’s expense ratio of 1.42% for the six-month period multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

President’s Message By Michael Corbett, President

After enduring numerous difficulties through the first half of 2008, the Emerging Opportunities Fund suffered unthinkable losses in September and October.  These losses are unthinkable due to the level of valuations and quality of companies within the Fund’s portfolio.  The Fund’s performance results can be viewed on page 20 of this report.  Given the severe losses in the market and the Perritt Emerging Opportunities Fund, we thought it would be helpful to investors to examine the characteristics of the Fund, and dig deeper into those values, which will include some examples.

Portfolio Characteristics
Median Market Cap	$25 Million
Price-to-sales	0.3
Price-to-Tangible Book	0.7
Price-Earnings (2008)	7.6
Price-to-cash flow	2.3

The table above details valuation characteristics of the Emerging Opportunities Fund.  Under normal bear market conditions, deep-value investors would take advantage of these severe irregularities by making offers for such undervalued businesses.  This type of activity has not occurred due to the lack of capital and fear in the financial markets.  In our opinion, the market is creating an incredible opportunity for long-term investors.

Value
One way to look at investment potential is through asset values, which include price-to-tangible book values and liquidation values.  The Emerging Opportunities Fund is trading at less than 0.7 times net tangible book. In fact, more than half of the stocks in the portfolio trade below tangible book value.   The Emerging Opportunities Fund has 29 names in its portfolio that are currently priced below their liquidation value.  Here are a few examples that meet these value characteristics:

CE Franklin (CFK) is an equipment distributor and service provider mainly to the oil and gas industry in western Canada.  The company distributes pipes, valves, pumps and other related supplies to various customers that include conventional oil & gas producers as well as oil sands producers, refineries and other participants in the petro-chemical industry.    The company also offers onsite project management services, a 24-hour on demand call service, and distributes general supplies to non-oil related firms such as forestry and mining. We believe that this company’s position in one of the leading oil producing regions in the world, coupled with their valuations, make them an extremely attractive investment at this point.  The company trades at a fraction of its tangible book value and less than two times trailing twelve month cash flow.  In addition, the company’s market cap is nearly half its liquid assets.

CE Franklin (CFK)
Market Cap	$60 Million
Price-to-Sales	0.1
Price-to-Earnings	4.1
Price-to-Tangible Book	0.6
Price-to-Cash Flow	1.9

New Dragon Asia Corp. (NWD) engages in the milling, sale and distribution of flour and related products to the retail and wholesale market in China.  In addition, they manufacture and distribute various instant noodle products to the consumer market and produce soybean products for sale to food and beverage manufacturers.  While their customer base exists mainly in China, customers also include manufacturers of internationally known brands such as Coca-Cola and KFC. We believe that New Dragon is a deep value play and that its balance sheet makes it an attractive investment opportunity.

New Dragon Asia Corp (NWD)
Market Cap	$20 Million
Price-to-Earnings	2.5
Price-to-Sales	0.3
Price-to-Tangible Book	0.3
Price-to-Cash Flow	2.0

AXT, Inc (AXTI) manufactures compound and single element semiconductor substrates for wireless communications, lighting display applications, and fiber optic communications applications.  The company has two specific competitive advantages.  First, they manufacture semiconductor substrates using their proprietary vertical gradient freeze, or VGF, technology. This VGF technology and in-house manufacturing capabilities enables the company to add or remove capacity quickly and cost efficiently.  Second, they have three majority-owned and two minority-owned joint ventures in China which supply the company with the three main raw material compounds gallium, arsenic, and germanium.  These joint ventures provide the company with favorable pricing, reliable supply and enhanced sourcing lead-times for the key raw materials, which are central to the final manufactured products.  As indicated in the accompanying table, the company’s valuations are extremely attractive. It has $39 million in cash, which is more cash than its market capitalization.

AXT, Inc. (AXTI)
Market Cap	$32 Million
Price-to-Sales	0.4
Price-to-Tangible Book	0.3
Price-to-Liquidation Value	0.5
Price-to-Cash Flow	NM

Perritt Emerging Opportunities Fund	17

John B Sanfilippo & Sons, Inc. (JBSS) is one of the leading processors and marketers of peanuts, pecans, cashews, walnuts, almonds and other nuts in the United States. These nuts are sold under a variety of private labels and under the Fisher, Flavor Tree, Sunshine Country and Texas Pride brand names. The company also has a diverse product line of food and snack products, including peanut butter, candy and confections, natural snacks and trail mixes, sunflower seeds, corn snacks, sesame sticks and other sesame snack products. The company recently completed a two-year restructuring of their manufacturing process by consolidating multiple facilities into one new central location.  The company has already begun to experience savings through the elimination of redundant overhead costs, inter-facility freight costs, and gains in efficiency.  As a result, the company has experienced a steady increase in gross margins, operating margins, earnings and cash flow in recent quarters.  Also, the new location is designed to accommodate an increase in production capacity of 25% to 40%.  In the most recent quarterly report, the company stated that they have secured significant new private label business with an existing customer and with a new customer.

John B Sanfilippo & Sons, Inc. (JBSS)
Market Cap	$71 Million
Price-to-Sales	0.1
Price-to-Tangible Book	0.5
Price-to-Cash Flow	3.3
Price-to-Liquidation Value	NM

Growth
Another way to look at investment opportunity is through attractively valued growth stocks.  One of those approaches is GARP (growth at a reasonable price). This approach involves comparing a company’s growth rate to its current price-earnings ratio.  We have provided an example of several growth companies in the portfolio below:

Astro-Med (ALOT) is a leader in specialty printers and consumables as well as sleep and neurological monitoring systems.  This company has a razor-blade-like business model.  Consumables represent more than 44 percent of sales.  Management estimates annual revenues for next year to be $78-82 million with EPS of $0.54-0.58.  Using these metrics, and backing out cash, the company trades at a price-to-sales of 0.3 and a price-earnings multiple of 6.7.  In addition, the company has contracts in excess of $100 million for airborne printers to be shipped over the next 10 to 15 years for the new generation of airplanes manufactured by Boeing and Airbus.  Overall, the company sees over $300 million in new opportunities for its airborne printers.

Astro-Med (ALOT)
Market Cap	$45 Million
Price-to-Earnings	9.8
Price-to-Sales	0.6
Price-to-Tangible Book	0.9
Price-to-Cash Flow	4.3
Price-to-Liquidation Value	1.1

North American Galvanizing & Coatings (NGA) is in the business of hot dip galvanizing and coatings for corrosion protection of fabricated steel products for the domestic market.  The galvanizing and coating industry in the U.S. is largely made up of individually owned and operated plants giving NGA plentiful opportunities for growth through acquisition.  The company has demonstrated the ability to keep prices stable despite the drop in the main input to the galvanizing process (zinc) thereby driving margin growth.  In optimal market conditions NGA has the capacity to earn nearly $1 per share, which puts the future P/E at less than 4. With a debt free balance sheet, $9 million in cash and trailing cash flow from operations of $20 million, NGA is financially secure to continue its impressive growth.

North American Galvanizing &
Coatings Inc. (NGA)
Market Cap	$50 Million
Price-to-Earnings	4.5
Price-to-Sales	0.6
Price-to-Tangible Book	1.6
Price-to-Cash Flow	2.8
Price-to-Liquidation Value	3.8

KSW, Inc. (KSW) furnishes and installs heating, ventilating, and air conditioning (HVAC) systems and process piping systems primarily in New York.  The company is benefiting from a strong maintenance and replacement cycle related to the commercial building boom of the late 1970s and early 1980s.  This growth in maintenance and replacement revenue is offsetting the decline in multi-unit residential revenues.  In the third quarter of 2008 the company reported revenue and earnings growth in excess of 20% and 30%, respectively.  The company’s fully financed backlog is currently $141 million not including two large hospital projects announced in October 2008.

KSW, Inc. (KSW)
Market Cap	$31 Million
Cash	$18 Million
Price-to-Sales	0.4
Price-to-Earnings	6.9
Price-to-Tangible Book	1.5
Price-to-Liquidation Value	1.7

Versar (VSR) provides various professional services, which include infrastructure and facilities management. Revenue in the past year topped $115 million and current backlog of business is well in excess of $100 million. Management remains confident that business will remain strong in the current environment due to its significant backlog. Cash flow should top $5 million again next year, which puts the company’s value at less than 3.0 times cash flow after removing current cash on the balance sheet.

Versar (VSR)
Market Cap	$25 Million
Price-to-Cash Flow	3.8
Price-to-Sales	0.3
Price-to-Book Value	1.0
Price-to-Liquidation Value	1.2

SORL, Inc. (SORL) manufactures automotive air brake valves and related components for commercial vehicles. The company is based in China. SORL products are sold primarily to three markets - Chinese equipment manufacturers, the Chinese after-market, and the export market (including more than 80 OEMs in China) and export sales to more than 80 countries covering North America, Europe, Asia, Africa, and the Middle East.  Since 2004 SORL has experienced an annual revenue growth rate of 35% and 31% income growth rate.  We believe the company can continue to increase its share of existing markets due to its manufacturing efficiency and low product default rates.

SORL, Inc. (SORL)
Market Cap	$39 Million
Price-to-Cash Flow	2.1
Price-to-Sales	0.3
Price-to-Earnings	3.2
Price-to-Tangible Book	0.5
Price-to-Liquidation Value	0.8

It is quite clear to us that there is an abundance of severely undervalued securities within the micro-cap space.  The only question to us is how long it should take for investors to be rewarded.  While we obviously can’t answer that question with any level of certainty, our level of confidence in the ultimate reward is significant.

Thank you for investing in this truly distinct product. Dr. Perritt and I made the first investment in this Fund nearly fours years ago, and we continue to add to our investment in the Fund on a regular basis.   If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web site at  www.perrittmutualfunds.com.

Price-to-Sales: Current market cap divided by total revenues. Price-to-Tangible Value: Current market cap divided by book value after excluding goodwill.

Price-to-Earnings: Current share price divided by trailing 12-month earnings.

Cash Flow: Net income plus depreciation, amortization, and other non-cash expenses.

Price-to-Cash Flow: Current market cap divided by trailing 12-month cash flow.

Price-to-Liquidation: Market capitalization divided by liquidation value (current assets minus total debt).

NM: Not meaningful.

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments on Page 21 for complete fund holdings. Current and future holdings are subject to risk.

Allocation of Portfolio Investments	October 31, 2008

Perritt Emerging Opportunities Fund	19

Performance*

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. Equity Market Capitalization. CPI is the rate of inflation as measured by the government’s consumer price index.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended October 31, 2008
	Past 1 Year	Past 3 Years	Since Inception
Perritt Emerging Opportunities Fund	-56.37%	-35.18%	-22.62%
Russell 2000® Index	-34.16%	-13.68%	3.92%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	-41.76%	-27.86%	-12.49%
(reflects no deduction for fees and expenses)
CPI	3.66%	8.72%	14.29%

Average Annual Total Returns**
Periods ended October 31, 2008
	Past 1 Year	Past 3 Years	Since Inception
Perritt Emerging Opportunities Fund	-56.37%	-13.44%	-5.96%
Russell 2000® Index	-34.16%	-4.79%	0.93%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	-41.76%	-10.31%	-3.15%
(reflects no deduction for fees and expenses)
CPI	3.66%	2.83%	3.25%

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 27, 2004) through October 31, 2008.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Schedule of Investments	October 31, 2008

		Fair
Shares	COMMON STOCKS (U.S.) – 102.97%	Value
Aerospace & Defense - 0.16%
470,000	OSI Geospatial, Inc. (a)	$64,625
Air Transport - 0.97%
35,000	AeroCentury Corp. (a)	393,750
Auto/Truck Parts & Equipment - 1.34%
100,000	Sorl Auto Parts, Inc. (a)	268,000
69,900	Wonder Auto Technology, Inc. (a)	278,901
		546,901
Biotechnology - 0.37%
195,000	Commonwealth Biotechnologies, Inc. (a)	68,250
209,000	Isoray, Inc. (a)	83,600
		151,850
Building Materials - 2.98%
81,000	Meadow Valley Corporation (a)	566,190
50,000	MFRI, Inc. (a)	353,500
140,000	US Home Systems, Inc. (a)	296,800
		1,216,490
Business Services - 6.00%
73,500	Acorn Energy, Inc. (a)	164,640
1,600,654	BrandPartners Group, Inc. (a)	64,026
148,900	Fortune Industries, Inc. (a)	59,560
94,400	GP Strategies Corporation (a)	568,288
625,000	Newtek Business Services, Inc. (a)	409,375
70,000	PacificNet, Inc. (a)	19,600
115,000	Perceptron, Inc. (a)	487,600
122,855	Questar Assessment, Inc. (a)	42,999
70,000	RCM Technologies, Inc. (a)	79,800
48,500	Rentrak Corporation (a)	550,475
		2,446,363
Chemical and Related Products - 1.55%
100,000	Flexible Solutions International, Inc. (a) (c)
	(Acquired 4/13/05, Cost $375,000)	140,000
98,500	Flexible Solutions International, Inc. (a)	137,900
40,000	KMG Chemicals, Inc.	162,000
244,400	TOR Minerals International, Inc. (a)	197,964
		637,864
Commercial Banks - 0.81%
82,800	Pacific Premier Bancorp (a)	331,200
Communications Equipment - 0.09%
294,800	NMS Communications Corp. (a)	35,671
Computers & Electronics - 8.43%
205,500	ADDvantage Technologies Group, Inc. (a)	417,165
310,000	American Technology Corp. (a)	127,100
80,256	Astrata Group, Inc. (a) (c)
	(Acquired 4/26/05 and 1/29/07, Cost $210,000)	11,236
279,744	Astrata Group, Inc. (a)	39,164
93,500	Astro-Med, Inc	660,110
53,700	CyberOptics Corp. (a)	415,638
118,092	Napco Security Systems, Inc. (a)	240,908
38,223	Rimage Corporation (a)	563,407
49,500	Socket Mobile, Inc. (a)	198,000
55,000	Spectrum Control, Inc. (a)	342,650
35,483	Williams Controls, Inc. (a)	425,796
		3,441,174

Consumer Products - Distributing - 2.99%
424,800	China 3c Group (a)	416,304
169,500	KSW, Inc.	803,430
		1,219,734
Consumer Products - Manufacturing - 5.80%
515,000	Charles & Colvard Ltd. (a)	154,500
660,500	Emerson Radio Corp. (a)	383,090
56,700	Flexsteel Industries, Inc	460,971
311,900	Hauppauge Digital, Inc. (a)	352,447
160,000	International Absorbents, Inc. (a)	404,800
77,000	Motorcar Parts of America, Inc. (a)	339,570
290,300	Proliance International, Inc. (a)	174,180
41,000	Tandy Brands Accessories, Inc.	98,810
		2,368,368
Electronic Equipment & Instruments - 7.68%
158,161	Allied Motion Technologies, Inc. (a)	463,412
34,800	Espey Manufacturing & Electronics Corp	685,560
49,000	Frequency Electronics, Inc.	211,190
300,000	Iteris, Inc. (a)	447,000
41,700	LOUD Technologies, Inc. (a)	41,700
125,000	Magnetek, Inc. (a)	268,750
48,000	O.I. Corporation	434,880
60,946	Schmitt Industries, Inc. (a)	304,425
206,000	Universal Power Group, Inc. (a)	276,040
		3,132,957
Energy & Related Services - 1.14%
131,046	China Solar & Clean Energy Solutions, Inc. (a)..	137,598
59,999	Mitcham Industries, Inc. (a)	327,595
		465,193
Environmental Services - 3.73%
36,400	Metalico, Inc. (a)	116,480
553,000	PDG Environmental, Inc. (a)	98,710
468,934	Perma-Fix Environmental Services (a)	633,061
573,000	TurboSonic Technologies, Inc. (a)	292,230
100,000	Versar, Inc. (a)	380,000
		1,520,481
Financial Services - 1.66%
73,000	B of I Holding, Inc. (a)	335,800
73,900	Hennessy Advisors, Inc.	212,832
41,200	Nicholas Financial, Inc. (a)	127,720
		676,352
Food - 4.01%
322,000	Armanino Foods Distinction, Inc.	141,680
39,400	John B. Sanfilippo & Son, Inc. (a)	284,074
70,000	Monterey Gourmet Foods, Inc. (a)	110,600
751,500	New Dragon Asia Corp. (a)	277,980
122,500	Overhill Farms, Inc. (a)	545,125
75,000	Willamette Valley Vineyard, Inc. (a)	276,750
		1,636,209
Insurance - 0.70%
91,400	CRM Holdings Ltd. (a)	146,240
1,000,000	Penn Treaty American Corp. (a)	140,000
		286,240

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund	21

Schedule of Investments Continued	October 31, 2008

Leisure - 3.28%
100,000	Century Casinos, Inc. (a)	120,000
200,000	Cybex International, Inc. (a)	396,000
187,000	Envoy Capital Group, Inc. (a)	205,700
177,000	Full House Resorts, Inc. (a)	212,400
2,700,000	IA Global, Inc. (a)	143,370
42,500	Red Lion Hotels Corporation (a)	117,725
151,000	Silverleaf Resorts, Inc. (a)	143,450
		1,338,645
Management Consulting Services - 1.26%
311,000	Management Network Group, Inc. (a)	264,350
42,801	TechTeam Global, Inc. (a)	250,386
		514,736
Medical Supplies & Services - 13.63%
1,032,500	AdvanSource Biomaterials Corporation (a)	413,000
84,059	Allied Healthcare Products, Inc. (a)	359,352
578,000	Amer Bio Medica Corp. (a)	231,200
58,000	American Medical Alert Corporation (a)	190,820
43,200	Birner Dental Management Services, Inc.	464,400
152,800	Carriage Services, Inc. (a)	363,664
96,500	Health Fitness Corp. (a)	221,950
512,910	HearUSA, Inc. (a)	512,910
542,181	Hooper Holmes, Inc. (a)	352,418
289,700	Implant Sciences Corp. (a)	81,116
126,203	IRIDEX Corporation (a)	287,743
42,050	National Dentex Corporation (a)	222,444
225,000	NovaMed, Inc.(a)	796,500
660,000	Ophthalmic Imaging Systems, Inc. (a)	237,600
287,000	PHC, Inc. (a)	571,130
62,000	Rockwell Medical Technologies, Inc. (a)	157,480
71,000	Zareba Systems, Inc. (a)	95,140
		5,558,867
Minerals & Resources - 1.06%
1,005,000	Golden Odyssey Mining, Inc. (a)	41,329
89,500	New Gold, Inc. (a)	104,715
197,000	Vista Gold Corp. (a)	285,650
		431,694
Motion Pictures- 0.54%
121,900	Ballantyne Omaha, Inc. (a)	219,420
Oil & Gas - 4.99%
365,000	Boots & Coots International
	Well Control, Inc. (a)	627,800
66,500	CE Franklin Ltd. (a)	331,835
449,479	Far East Energy Corp. (Acquired
	12/31/04, and 10/31/05, Cost $275,000)(a)(c)	62,927
275,000	Gasco Energy, Inc. (a)	220,000
315,000	Magellan Petroleum Corp. (a)	245,700
337,500	Petro Resources Corp. (a)	195,750
152,500	Teton Energy Corp. (a)	230,275
53,700	TGC Industries, Inc. (a)	120,825
		2,035,112

Pharmaceuticals - 0.36%
232,571	Zila, Inc. (a)	146,520
Retail - 3.70%
145,870	Gottschalks, Inc. (a)	102,109
78,000	GTSI Corp. (a)	453,180
89,328	Hastings Entertainment, Inc. (a)	404,656
106,000	Man Sang Holdings, Inc.	190,800
44,700	Sport Supply Group, Inc	358,941
		1,509,686
Road & Rail - 0.77%
150,000	Covenant Transport, Inc. (a)	313,500
Semiconductor Related Products - 5.30%
175,000	8x8, Inc. (a)	124,250
100,000	AXT, Inc. (a)	159,000
280,000	California Micro Devices Corp. (a)	663,600
258,900	FSI International, Inc. (a)	126,861
100,000	Ramtron International Corp (a)	234,000
126,200	Sparton Corporation (a)	256,186
150,000	White Electric Designs Corp. (a)	598,500
		2,162,397
Software - 6.03%
97,000	American Software, Inc. - Class A	441,350
249,000	ARI Network Services, Inc. (a)	236,550
175,100	BSQUARE Corp. (a)	497,284
5,800	Clicksoftware Technologies Ltd. (a)	16,530
431,740	CTI Group Holdings, Inc.. (a)	43,174
300,000	Evolving Systems, Inc. (a)	333,000
115,000	Global Med Technologies, Inc. (a)	112,700
840,000	Stockhouse, Inc. (a)	63,000
37,000	Versant Corp. (a)	591,630
300,000	Wave Systems Corp. (a)	123,000
		2,458,218
Specialty Manufacturing - 7.55%
100,00	Baldwin Technology Co., Inc. - Class A (a)	198,000
70,000	Core Molding Technologies, Inc. (a)	227,500
356,200	Electric & Gas Technology, Inc. (a)	4,452
23,500	Friedman Industries, Inc. (a)	121,025
13,000	Hurco Companies, Inc. (a)	292,500
25,000	LMI Aerospace, Inc. (a)	381,750
133,700	Manitek International, Inc. (a)	233,975
35,100	Nobility Homes, Inc.	410,319
213,333	North American Galvanizing & Coating, Inc. (a)	782,932
246,500	RF Monolithics, Inc. (a)	130,645
16,000	Universal Stainless & Alloy Products, Inc. (a)	294,880
		3,077,978
Telecommunications - 4.09%
40,000	Globecomm Systems, Inc. (a)	315,200
40,000	Micronetics, Inc. (a)	132,000
185,000	RELM Wireless Corporation (a)	123,950
145,000	TeleCommunication Systems, Inc.- Class A (a)	997,600
147,886	TII Network Technologies, Inc. (a)	99,084
		1,667,834
TOTAL COMMON STOCKS (Cost $89,103,122)		$42,006,029

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2008

			Fair
	Contracts	WARRANTS (U.S.) -0.00%	Value
	60,000	Astrata Warrants,
		(Acquired 4/26/05, Cost $0)
		Expiration: 04/15/2010, Exercise Price $3.50 (c)	$0
	100,000	Flexible Solutions Warrants
		(Acquired 4/13/05, Cost $0)
		Expiration: 04/08/2009, Exercise Price $4.50 (c)	0
		TOTAL WARRANTS (Cost $0)	$0

	Principal		Fair
	Amount	FIXED INCOME SECURITIES (U.S.) -0.61%	Value
		Real Estate Investment Trusts - 0.61%
	$250,000	Monmouth Capital Corporation,
		8.00%, 03/30/2015 (c)	$250,000

		TOTAL FIXED INCOME SECURITIES
		(Cost $250,000)	$250,000

		SHORT TERM INVESTMENTS (U.S.) - 0.52%
		Discount Notes - 0.44%
	177,000	Federal Home Loan Bank Discount Note,
		0.80%, 11/17/2008	$176,933

		Variable Rate Demand Notes - 0.08%
	33,519	Wisconsin Corporate Central Credit Union
		Demand Note, 4.990%, 12/31/2031 (b)	$33,519
		TOTAL SHORT TERM INVESTMENTS
		(Cost $210,453)	$210,452

		TOTAL INVESTMENTS
		(Cost $89,463,575) - 104.10%	$42,466,481
Percentages are stated as a percent of net assets
(a)	Non income producing security.
(b)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is as of
October 31, 2008.
(c)	Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 4 of the Notes to Financial Statements.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund	23

Statement of Operations
For the Year Ended October 31, 2008
Investment Income:
Dividend income	$297,547
Interest income	79,605
Total investment income	377,152
Expenses:
Investment advisory fee	1,046,736
Shareholder servicing	184,446
Directors’ fees & expenses	52,844
Legal fees	48,080
Printing & mailing expenses	42,528
Federal & state registration fees	40,129
Fund accounting expenses	38,394
Audit fees	36,094
Administration fee	28,148
Payroll expense **	27,997
Custodian fees	21,728
Other expense	3,810
Total expenses	1,570,934

Net investment loss	(1,193,782)
Realized and Unrealized Loss on Investments:
Realized loss on investments	(2,623,272)
Change in unrealized appreciation (depreciation) on investments	(57,168,223)
Net realized and unrealized loss on investments	(59,791,495)
Net Decrease in Net Assets Resulting from Operations	$(60,985,277)
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights
For a Fund share outstanding throughout the period
					For the Period
	For the Years Ended October 31,				August 27, 2004[1]
	2008	2007	2006	2005	through October 31, 2004

Net asset value, beginning of period	$16.45	$14.35	$11.93	$10.17	$10.00
Income (loss) from investment operations:
Net investment loss	(0.16)[2]	(0.06)[2]	(0.08)[2]	(0.15)[2]	(0.01)[2]
Net realized and unrealized gain (loss) on investments	(8.28)	2.90	2.73	1.92	0.15
Total from investment operations	(8.44)	2.84	2.65	1.77	0.14

Less dividends and distributions:
Distributions from net realized gains	(1.59)	(0.76)	(0.24)	(0.01)	-
Total dividend and distributions	(1.59)	(0.76)	(0.24)	(0.01)	-

Redemption fees	- [2,6]	0.02 [2]	0.01 [2]	- [2,6]	0.03 [2]

Net asset value, end of period	$6.42	$16.45	$14.35	$11.93	$10.17

Total return[3]	(56.37%)	21.13%	22.65%	17.26%	1.70%[4]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$40,794	$119,323	$72,822	$32,348	$2,996
Ratio of net expenses to average net assets:
Before waiver and reimbursement	1.87%	1.59%	1.67%	2.22%	17.32%[5]
After waiver and reimbursement	1.87%	1.59%	1.67%	2.22%	1.95%[5]
Ratio of net investment loss to average net assets:
Before waiver and reimbursement	(1.42%)	(0.41%)	(0.55%)	(1.30%)	(16.23%)[5]
After waiver and reimbursement	(1.42%)	(0.41%)	(0.55%)	(1.30%)	(0.86%)[5]
Portfolio turnover rate	13.2%	34.4%	26.7%	64.4%	1.5%

[1]	Commencement of operations
[2]	Net Investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
[3]	Total return reflects reinvestment dividends but does not reflect the impact of taxes.
[4]	Not Annualized
[5]	Annualized
[6]	Amount is less than $0.01 per share.
The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund	25

Statements of Changes in Net Assets
	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Operations:
Net investment loss	$(1,193,782)	$(413,528)
Net realized gain (loss) on investments	(2,623,272)	11,899,456
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(57,168,223)	4,606,687
Net increase (decrease) in net assets resulting from operations	(60,985,277)	16,092,615
Dividends and Distributions to Shareholders:
Net realized gains	(11,485,899)	(3,710,600)
Total dividends and distributions	(11,485,899)	(3,710,600)
Capital Share Transactions:
Proceeds from shares issued
(2,776,431 and 5,311,286 shares, respectively)	32,680,255	83,450,772
Cost of shares redeemed
(4,452,231 and 3,378,182 shares, respectively)	(49,218,388)	(52,755,756)
Reinvestment of distributions
(775,241 and 243,494 shares, respectively)	10,446,547	3,272,556
Redemption fees	33,199	152,110
Net increase (decrease) in net assets from capital share transactions	(6,058,387)	34,119,682
Total Increase (Decrease) in Net Assets	(78,529,562)	46,501,697
Net Assets
Beginning of the Period	119,323,480	72,821,783
End of the Period (including undistributed net investment loss of
$1,193,782 and $0, respectively)	$40,793,918	$119,323,480
The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities
October 31, 2008
Assets:
Investments at fair value (cost $89,463,575)	$42,466,481
Cash	10,000
Dividends and interest receivable	2,931
Receivable for investments sold	198,508
Receivable for fund shares issued	20,143
Prepaid expenses	24,007
Total Assets	42,722,070
Liabilities:
Payable for fund shares purchased	1,774,933
Payable for investments purchased	3,868
Payable to Advisor	50,194
Accrued expenses and other liabilities	99,157
Total Liabilities	1,928,152
Net Assets	$40,793,918
Net Assets Consist of:
Capital stock	$91,657,458
Accumulated net investment loss	(1,193,782)
Accumulated undistributed net realized loss on investments sold	(2,672,665)
Net unrealized appreciation on investments	(46,997,094)
Total Net Assets	$40,793,918
Capital shares issued and outstanding, $0.00001 par value, 100,000,000 shares authorized	6,352,267
Net asset value per share.	$6.42

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

October 31, 2008

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Company”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.   Listed securities are valued at fair value based on the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.  Securities traded over-the-counter are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Company.  Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b. Net realized gains and losses on securities are computed using the first-in, first-out method.

c.   Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.   Provision has not been made for federal income tax since the Company has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f.   Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Company may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Company has reclassified its net investment loss for the year ended October 31, 2008 by increasing accumulated net investment income by $5,207,468 and decreasing accumulated realized gains by $5,207,468.

g.   Effective April 30, 2008, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”), a clarification of FASB Statement No. 109 Accounting for Income Taxes.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax  return.  The adoption of FIN 48 had no impact on the Company’s net assets or results of operations.  The Company has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, has determined that no provision is required in the Company’s financial statements.

2.	Investment Advisory Agreement

The Company has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Company are affiliated.  Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At October 31, 2008, the Company had fees due to PCM of $50,194.  For the year ended October 31, 2008, the Company incurred advisory fees of $1,046,736 pursuant to the investment advisory agreement.

PCM manages the Company’s investments subject to the supervision of the Company’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Company, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Company and maintaining its organization, will pay the salaries and fees of all officers and directors of the Company (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Company.

PCM has undertaken to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the investment advisory fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year (as determined by valuations made as of the close of each business day of the year), which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s common stock is qualified for sale. As of the date of this report, no such state law provision was applicable to the Fund.

PCM may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations, but has not done so since it absorbed all organization costs to establish the Fund and waived expenses of the Fund for the period ended October 31, 2004.

Perritt Emerging Opportunities Fund	27

Notes to Financial Statements

3.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2008 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$ _	$10,848,856	$ _	$21,506,083

At October 31, 2008, the Company had approximately $2,623,000 (rounded to the nearest thousand) in capital loss carry forwards which expire in eight years.

At October 31, 2008, the components of capital on a tax basis were as follows:

Cost of investments	$89,463,575
Gross unrealized appreciation	$1,976,641
Gross unrealized depreciation	(48,973,735)
Net unrealized depreciation	$46,997,094
Undistributed net investment loss	$(1,193,782)
Accumulated capital losses	(2,672,665)
Total accumulated losses	$(3,866,447)

The tax character of distributions paid during the years ended October 31, 2008 and 2007 were as follows:

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$ 5,207,468	$ 1,022,262
Long Term Capital Gain	6,278,431	2,688,335

4.	Restricted Securities
The Company owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Company after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Company has the right to include these securities in such registration, generally without cost to the Company.  The Company has no right to require registration of unregistered securities.  At October 31, 2008, the Company held restricted securities with an aggregate market value of $464,163 representing 1.14% of total net assets of the Company.

5.	New Accounting Pronouncements
In September 2006, FASB released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for  measuring fair value in accounting principles generally accepted in the United States of America, and expands disclosures about fair value measurements.  SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Management of the Company  believes the adoption of SFAS 157 will have no material impact on the Company’s financial condition and results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161 and its impact on the Company’s financial statement disclosure, if any, is currently being assessed.

6.	Transactions With Affiliates

The following issuer was affiliated with the Company at November 1, 2007 as defined in Section (2)(a)(3) of the Investment Company Act of 1940. The transactions of such issuer during the year ended
October 31, 2008 were:

Issuer Name	UTIX Group, Inc.
Share Balance at November 1, 2007	100,684
Additions	—
Reductions	100,684
Share Balance at October 31, 2008	—
Dividend Income	$ —
Value at October 31, 2008	$ —

7.	Guarantees and Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified by the Company against certain liabilities arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain general indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. Currently, the Company expects the risk of loss to be remote.

8.	Line of Credit Arrangement
The Perritt Emerging Opportunities Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2008, under which the Company may borrow up to $2 million.  Interest is charged on borrowings at the prevailing Prime Rate.  The Company has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2007 to October 31, 2008, the Perritt Emerging Opportunities Fund had average borrowings of $19,064 and the weighted average interest rate on the line of credit borrowings was 7.09%. At October 31, 2008, the Company had no outstanding borrowings on the line of credit.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of Perritt Emerging Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Perritt Emerging Opportunities Fund (the “Fund”), a series of Perritt Funds, Inc., including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights of the Fund for each of the three years in the period ended October 31, 2006, were audited by other auditors whose report, dated December 5, 2006, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Emerging Opportunities Fund as of October 31, 2008, the results of its operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

McGladrey & Pullen, LLP
Chicago, Illinois
December 17, 2008

Perritt Emerging Opportunities Fund	29

Expense Example

October 31, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/08	10/31/08	5/1/08 – 10/31/08[1]
Actual	$1,000.00	$ 570.70	$ 7.82
Hypothetical (5% return before expenses)	1,000.00	1,015.18	10.03

[1] Expenses are equal to the Fund’s expense ratio of 1.98 for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Directors
and Officers

Perritt
MicroCap
Opportunities
Fund
&
Perritt
Emerging
Opportunities
Fund

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc. “Inside” directors are officers of Perritt Capital Management. The Board of Directors elects the Funds’ officers, who are listed below. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Independent Directors

Dianne C. Click, 46
MicroCap - Indefinite Term 13 years of service
Emerging - Indefinite Term 4 years of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has owned her own real estate sales company, Bozeman Broker Group, since April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.

David S. Maglich, 51
MicroCap - Indefinite Term 20 years of service
Emerging - Indefinite Term 4 years of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

Inside Director

Gerald W. Perritt, 66
MicroCap - Indefinite Term 21 years of service
Emerging - Indefinite Term 4 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the  MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.

Officers

Michael J. Corbett, 43
MicroCap - Indefinite Term 17 years of service
Emerging - Indefinite Term 4 years of service
Mr. Corbett has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since August 2004.

Gerald W. Perritt, 66
MicroCap - Indefinite Term 21 years of service
Emerging - Indefinite Term 4 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004.

Robert A. Laatz, 64
MicroCap - Indefinite Term 11 years of service
Emerging - Indefinite Term 4 years of service
Mr. Laatz has served as Chief Compliance Officer for both funds since Septem-ber 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, and as Secretary since November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.

Samuel J. Schulz, 66
MicroCap - Indefinite Term 3 years of service
Emerging - Indefinite Term 3 years of service
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

MicroCap
Opportunities
Fund

Emerging
Opportunities
Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-332-3133.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor Perritt Capital Management, Inc. 300 South Wacker Drive, Suite 2880 Chicago, IL 60606-6703 800-331-8936

Independent Registered
Public Accounting Firm
McGladrey & Pullen, LLP
One South Wacker Drive
Chicago, IL 60606-3392

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account,
call our Shareholder Service Center at 1-800-332-3133

The Funds’ Statement of Additional Information contains
information about the Funds’ directors and are available
without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund
Emerging Opportunities Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

● IRA                ● Roth IRA
● SEP-IRA        ● Coverdell Education
● SIMPLE IRA     Savings Account

2% redemption fee imposed for shares
held less than ninety (90) days.

This report is authorized for distribution only to
shareholders and others who have received a copy of the
prospectus of the Perritt MicroCap Opportunities Fund
and/or the Perritt Emerging Opportunities Fund.

300 S.Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, McGladery & Pullen, LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2008	FYE 10/31/2007
Audit Fees	$46,000	$44,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$2,750
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by McGladery & Pullen, LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2008	FYE 10/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2008	FYE 10/31/2007
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountant has not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or an entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

 The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt MicroCap Opportunities Fund, Inc.

By (Signature and Title)*    /s/ Michael J. Corbett
  Michael J. Corbett, President

Date                                12/24/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J. Corbett
      Michael J. Corbett, President

Date                              12/24/2008

By (Signature and Title)*    /s/ Samuel J. Schulz
  Samuel J. Schulz, Treasurer

Date                              12/24/2008

* Print the name and title of each signing officer under his or her signature.